EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Fuller, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Fuller
Thomas Fuller
Executive Vice President and Chief Financial Officer

Dated: March 16, 2018